Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 14,364,975	$ 511,573	$ 14,775,302
Total assets	$ 35,080,814	$ 1,249,317	$ 34,305,887
Liabilities to assets ratio	40.95%	40.95%	43.07%